EXHIBIT 99.2
                                                                    ------------

                     CERTIFICATIONS PURSUANT TO SECTION 906
                        OF THE SARBANES-OXLEY ACT OF 2002


Pursuant to 18 U.S.C. ss.1350, I, the undersigned Chief Financial Officer (principal financial officer) of Adven, Inc. (the "Company"), hereby certify that this Quarterly Report on Form 10-Q of the Company for the year ended March 31, 2003 (the "Report") fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 and that information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                            /s/ Henri Hornby
                                            ------------------------------------
                                            Henri Hornby
                                            Chief Financial Officer
                                            (Principal Financial Officer)

Dated: May 14, 2003



THE FOREGOING CERTIFICATION IS BEING FURNISHED SOLELY PURSUANT TO 18 U.S.C. SS.1350 AND IS NOT BEING FILED AS PART OF THE REPORT OR AS A SEPARATE DISCLOSURE DOCUMENT.